Death Benefit Option 1


Development of Policy Value

--------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 2,754.88

 (B)  Plus Premium Paid in Year 5                                                      1,000.00

 (C)  Minus Premium Load                                                                  70.00
      [(5.00% + 2.00%) * $1,000]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                               $ 3,684.88
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   25.12
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 5.00

 (G)  Minus Asset Based Charge -

 (H)  Plus Investment Return3 13.11 [ ( D - E - F - G ) * ((1+0.0439)^(1/12)-1)
      ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                     $ 3,667.87
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.00^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.86% and M&E charge of .75%





Development of Surrender Value

------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                     $ 3,667.87

 (K)  Less Surrender Charge 301.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 3,366.37
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                              $ 4.02

 (2)  Surrender Charge Multiplier for Year 5                                               0.75

 (3)  Face Amount                                                                    100,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                                 $ 301.50
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                     $ 3,667.87

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                          $ 8,142.67
      [ M * N ]

 (P)  Death Benefit 100,000.00
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 100,000.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 2,754.88      $ 1,000.00       $ 70.00       $ 3,684.88      $25.12      $ 5.00        $ -       $ 3,667.87
    2             3,667.87               -             -         3,667.87       25.13        5.00          -         3,650.79
    3             3,650.79               -             -         3,650.79       25.13        5.00          -         3,633.65
    4             3,633.65               -             -         3,633.65       25.14        5.00          -         3,616.43
    5             3,616.43               -             -         3,616.43       25.14        5.00          -         3,599.15
    6             3,599.15               -             -         3,599.15       25.14        5.00          -         3,581.81
    7             3,581.81               -             -         3,581.81       25.15        5.00          -         3,564.40
    8             3,564.40               -             -         3,564.40       25.15        5.00          -         3,546.93
    9             3,546.93               -             -         3,546.93       25.16        5.00          -         3,529.38
   10             3,529.38               -             -         3,529.38       25.16        5.00          -         3,511.77
   11             3,511.77               -             -         3,511.77       25.17        5.00          -         3,494.09
   12             3,494.09               -             -         3,494.09       25.17        5.00          -         3,476.34


----------------------------------------------------------------------

                                 End of                        End of
                                  Month                         Month
                  Face            Death      Surrender      Surrender
  Month         Amount          Benefit         Charge          Value
----------------------------------------------------------------------
    1         $100,000        $ 100,000       $ 301.50      $3,366.37
    2          100,000          100,000         301.50       3,349.29
    3          100,000          100,000         301.50       3,332.15
    4          100,000          100,000         301.50       3,314.93
    5          100,000          100,000         301.50       3,297.65
    6          100,000          100,000         301.50       3,280.31
    7          100,000          100,000         301.50       3,262.90
    8          100,000          100,000         301.50       3,245.43
    9          100,000          100,000         301.50       3,227.88
   10          100,000          100,000         301.50       3,210.27
   11          100,000          100,000         301.50       3,192.59
   12          100,000          100,000         301.50       3,174.84







Death Benefit Option 2



Development of Policy Value

--------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 2,733.39

 (B)  Plus Premium Paid in Year 5                                                      1,000.00

 (C)  Minus Premium Load                                                                  70.00
      [(5.00% + 2.00%) * $1,000]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                               $ 3,663.39
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   26.08
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 5.00

 (G)  Minus Asset Based Charge -

 (H)  Plus Investment Return ( 4.39%)3 13.03 [ ( D - E - F - G ) *
      ((1+0.0439)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                     $ 3,645.34
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.00^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.86% and M&E charge of .75%




Development of Surrender Value

------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                     $ 3,645.34

 (K)  Less Surrender Charge 301.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 3,343.84
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                              $ 4.02

 (2)  Surrender Charge Multiplier for Year 5                                               0.75

 (3)  Face Amount                                                                    100,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                                 $ 301.50
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                     $ 3,645.34

 (N) Applicable Corridor Factor 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                          $ 8,092.65
      [ M * N ]

 (P)  Death Benefit 103,645.34
                                                                               -----------------
      [Face Amount + Policy Value]

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 103,645.34
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 2,733.39      $ 1,000.00       $ 70.00       $ 3,663.39      $26.08      $ 5.00        $ -       $ 3,645.34
    2             3,645.34               -             -         3,645.34       26.08        5.00          -         3,627.22
    3             3,627.22               -             -         3,627.22       26.08        5.00          -         3,609.04
    4             3,609.04               -             -         3,609.04       26.08        5.00          -         3,590.79
    5             3,590.79               -             -         3,590.79       26.08        5.00          -         3,572.48
    6             3,572.48               -             -         3,572.48       26.08        5.00          -         3,554.10
    7             3,554.10               -             -         3,554.10       26.08        5.00          -         3,535.66
    8             3,535.66               -             -         3,535.66       26.08        5.00          -         3,517.15
    9             3,517.15               -             -         3,517.15       26.08        5.00          -         3,498.57
   10             3,498.57               -             -         3,498.57       26.08        5.00          -         3,479.93
   11             3,479.93               -             -         3,479.93       26.08        5.00          -         3,461.22
   12             3,461.22               -             -         3,461.22       26.08        5.00          -         3,442.44


----------------------------------------------------------------------

                                 End of                        End of
                                  Month                         Month
                   Face           Death      Surrender      Surrender
  Month          Amount         Benefit         Charge          Value
----------------------------------------------------------------------
    1          $100,000       $ 103,645       $ 301.50      $3,343.84
    2           100,000         103,627         301.50       3,325.72
    3           100,000         103,609         301.50       3,307.54
    4           100,000         103,591         301.50       3,289.29
    5           100,000         103,572         301.50       3,270.98
    6           100,000         103,554         301.50       3,252.60
    7           100,000         103,536         301.50       3,234.16
    8           100,000         103,517         301.50       3,215.65
    9           100,000         103,499         301.50       3,197.07
   10           100,000         103,480         301.50       3,178.43
   11           100,000         103,461         301.50       3,159.72
   12           100,000         103,442         301.50       3,140.94